                                           NAVELLIER
                                                   SERIES FUND
              ------------------------------------------------------------------
                                                  ANNUAL REPORT
                                                DECEMBER 31, 1996

                                                ANNUAL REPORT, December 31, 1996
                                                           NAVELLIER SERIES FUND
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                   February 1997

Dear Shareholder:

For the year 1996, the Navellier Aggressive Small Cap Equity Portfolio ("the Fund") returned 15.44% (11.98% after the maximum load). This compares favorably to 14.76% for the Russell 2000*, 14.51% for the Lipper Small Company Index** and not so favorably to the Nasdaq Composite*** which returned 22.71% over the same period. The Fund's annualized return since public offering (April 1, 1994) is 26.21% (24.81% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 14.30% and 22.22%, respectively. During the first six months of 1996, the Navellier Aggressive Small Cap Equity Portfolio gained 27.64% (23.79% after the maximum load), compared to a 12.63% gain for the Nasdaq Composite and a 9.70% gain for the Russell 2000. During the second half of 1996 the Fund lost 9.56% (12.27% after the maximum load), compared to a 8.95% positive return for the Nasdaq Composite and a 4.61% positive return for the Russell 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
DATE                                                       Small Cap Portfolio      NASDAQ Composite    Russell 2000
3/31/1994                                                              $10,000               $10,000         $10,000
4/30/1994                                                               $9,889                $9,871         $10,059
5/31/1994                                                               $9,667                $9,889          $9,929
6/30/1994                                                               $9,213                $9,496          $9,571
7/31/1994                                                               $9,384                $9,714          $9,721
8/31/1994                                                               $9,768               $10,298         $10,249
9/30/1994                                                              $10,030               $10,280         $10,202
10/31/1994                                                             $10,494               $10,458         $10,158
11/30/1994                                                             $10,555               $10,092          $9,729
12/31/1994                                                             $10,616               $10,114          $9,972
1/31/1995                                                              $10,484               $10,158          $9,832
2/28/1995                                                              $10,989               $10,676         $10,219
3/31/1995                                                              $11,372               $10,992         $10,387
4/30/1995                                                              $11,726               $11,352         $10,602
5/31/1995                                                              $12,089               $11,629         $10,764
6/30/1995                                                              $14,541               $12,555         $11,297
7/31/1995                                                              $15,409               $13,467         $11,938
8/31/1995                                                              $15,257               $13,721         $12,161
9/30/1995                                                              $14,884               $14,036         $12,363
10/31/1995                                                             $15,691               $13,936         $11,800
11/30/1995                                                             $16,034               $14,247         $12,291
12/31/1995                                                             $14,521               $14,152         $12,585
1/31/1996                                                              $15,188               $14,255         $12,562
2/29/1996                                                              $16,118               $14,796         $12,942
3/31/1996                                                              $18,248               $14,815         $13,175
4/30/1996                                                              $20,460               $16,013         $13,872
5/31/1996                                                              $21,257               $16,725         $14,413
6/30/1996                                                              $19,509               $15,939         $13,806
7/31/1996                                                              $17,938               $14,535         $12,587
8/31/1996                                                              $18,062               $15,354         $13,299
9/30/1996                                                              $19,923               $16,503         $13,797
10/31/1996                                                             $18,537               $16,430         $13,565
11/30/1996                                                             $18,662               $17,386         $14,105
12/31/1996                                                             $18,196               $17,365         $14,443

The above chart indicates the return of $10,000 invested in the NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO on April 1, 1994. As the chart shows by December 31, 1996, the value of the investment would have grown to $18,393, a 83.93% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite over the same period would have grown to $17,365, a 73.65% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $14,443, a 44.43% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund generally lagged behind the overall stock market during the last six months of 1996 since primarily large capitalization stocks performed well during the second half of 1996. One of the startling statistics for 1996 was highlighted in an article in the January 13, 1997 issue of FORTUNE, which stated that the Nasdaq Composite, excluding the 100 largest stocks, was actually up less than 3% in 1996. In other words, 1996 was predominantly a large capitalization stock market rally, especially in the second half of the year. Virtually none of the largest 100 Nasdaq stocks were in the Navellier Aggressive Small Cap Equity Portfolio. Considering that the Nasdaq Composite was up less than 3% in 1996 when the 100 largest stocks are excluded, we are quite satisfied that the Fund had positive results in 1996.

The historical valuations of the stocks in the Navellier Aggressive Small Cap Equity Portfolio remain very cheap relative to the Dow Industrials and S&P 500. Wave after wave of money flowing into index funds has benefited the S&P 500 and moved it into the high range of its historical price/earnings ratio. At over 21 times current earnings, the S&P 500 is very expensive, especially since the most optimistic analysts call for only 14% to 15% earnings growth in fiscal 1997. The median P/E for stocks in the Navellier Aggressive Small Cap Equity Portfolio is
17.5 and they literally have much more earnings growth than the S&P 500. Looking forward, the average stock in the Fund should continue to have far greater earnings growth than the S&P 500 despite similar price/earnings ratios. When the current mania fueling index funds settles down and Wall Street starts rotating into stocks that represent outstanding fundamental values, my favorite stocks in the Fund should benefit tremendously. In my opinion, we are now on the verge of a "stock picking" environment, where predominantly stocks with outstanding fundamental characteristics, such as those in the Navellier Aggressive Small Cap Equity Portfolio, will benefit.

On the large scale, economists are having a hard time predicting economic growth because increasing productivity is hard to account for in their economic models. Most economists are predicting 2% to 3% economic growth in 1997, which would be a slowdown from the more than 4% growth experienced in the second half of 1996. However, these economists are not factoring in continuing productivity gains that have bolstered the U.S. economy, resulting in exceptionally high growth without inflation. The implicit price deflator is an inflation indicator without volatile food and energy prices. It is the most reliable indicator of inflation and is now at its lowest point in decades. The recent 0.3% drop in wholesale prices in January is further evidence that inflation is now deader than dead. The bond market has celebrated this positive inflation news and as of this writing, Treasury Bond yields are near the 6.5% level. The low inflation and low interest rate environment sets a very positive tone for the stock market for the next several months.

Long-term, the Navellier Aggressive Small Cap Equity Portfolio continues to perform quite well relative to other small capitalization growth funds. We are eagerly awaiting our three year Lipper and Morningstar Ratings and are confident that we will receive an outstanding long-term rating. To ensure our high performance standard, the Fund was closed to new investors on April 16, 1996. Existing shareholders and fee-based financial advisors can continue to purchase additional shares in the Fund. Existing shareholders will be receiving a proxy to convert the Navellier Aggressive Small Cap Equity Portfolio to a pure no-load fund. This conversion will allow us to cut management fees and save operating expenses. After conversion, existing shareholders will be able to purchase new shares with no load charged. We would appreciate it if you could mail back your proxy votes as soon as possible.

I want to personally thank all shareholders in the Navellier Aggressive Small Cap Equity Portfolio for selecting us to manage some of your assets. We feel very obligated to our shareholders and have already closed the Fund to ensure our high performance standard. Always feel free to contact us if you have any questions or we can help you in any way.

Sincerely,

         [SIG]

LOUIS G. NAVELLIER

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO PROSPECTUS.

  * THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SMALLEST 2000 STOCKS IN THE RUSSELL 3000 INDEX. IT IS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET IN GENERAL. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

 ** THE LIPPER SMALL COMPANY INDEX IS AN UNMANAGED NET ASSET VALUE WEIGHTED
    INDEX OF 30 MUTUAL FUNDS THAT INVEST PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITILIZATIONS.

*** THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX CONSISTING OF APPROXIMATELY 5,500
    STOCKS. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR PURCHASE.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

-------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)

-------------------------------------------------------
COMMON STOCKS
AEROSPACE AND DEFENSE -- 0.66%
   40,000  Oregon Metallurgical Corp.*   $    1,290,000
                                         --------------
AIRLINES -- 1.33%
  174,200  Mesaba Holdings, Inc.*             2,591,225
                                         --------------
ALUMINUM/METALS -- 1.62%
   50,000  RMI Titanium Co.*                  1,406,250
   50,100  Reliance Steel and Aluminum
             Co.                              1,753,500
                                         --------------
                                              3,159,750
                                         --------------
BANKS -- 1.68%
   40,000  Andover Bancorp, Inc.              1,025,000
   50,000  City National Corp.                1,081,250
   40,000  RCSB Financial, Inc.               1,160,000
                                         --------------
                                              3,266,250
                                         --------------
BASIC MATERIALS -- 0.76%
   40,000  Lone Star Industries, Inc.         1,475,000
                                         --------------
COMPUTER HARDWARE -- 4.92%
   50,000  Centennial Technologies,
             Inc.*                            2,600,000
   35,000  ENCAD, Inc.*                       1,443,750
  200,000  Iomega Corp.*                      3,475,000
   75,000  Tech Data Corp.*                   2,053,125
                                         --------------
                                              9,571,875
                                         --------------
COMPUTER SOFTWARE -- 8.14%
   35,500  Acceler8 Tech Corp.*                 694,469
  140,000  Brooktrout Technology, Inc.*       3,920,000
   50,000  Legato Systems, Inc.*              1,631,250
  101,000  Rational Software Corp.*           3,995,813
   47,000  Remedy Corp.*                      2,526,250
   65,000  Viasoft, Inc.*                     3,071,250
                                         --------------
                                             15,839,032
                                         --------------
DIVERSIFIED TECHNOLOGY -- 5.24%
   60,000  Dyantech Corp.*                    2,655,000
   70,000  Engineered Support Systems,
             Inc.                             1,032,500
   42,000  Lindsay Manfacturing Co.           1,963,500
  125,200  Zoltek Companies, Inc.*            4,554,150
                                         --------------
                                             10,205,150
                                         --------------
-------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
EDUCATION -- 3.42%
  159,525  Apollo Group, Inc.*           $    5,334,117
  100,000  Childrens Comprehensive
             Services*                        1,312,500
                                         --------------
                                              6,646,617
                                         --------------
ELECTRONICS -- 1.73%
   37,800  Kuhlman Corp.                        732,375
  248,000  Zytec*                             2,635,000
                                         --------------
                                              3,367,375
                                         --------------
ENERGY -- 0.55%
   40,000  Holly Corp.                        1,070,000
                                         --------------
FOOD -- 1.74%
   70,000  Fresh America Corp.*               1,155,000
   70,000  Riser Foods, Inc.                  2,222,500
                                         --------------
                                              3,377,500
                                         --------------
HEALTHCARE -- 0.76%
   50,000  SONUS Pharmaceuticals, Inc.*       1,487,500
                                         --------------
HEAVY MACHINERY/CONSTRUCTION -- 1.07%
   60,800  Gardner Denver Machinery*          2,082,400
                                         --------------
HOME FURNISHINGS -- 1.45%
   30,000  Ethan Allen Interiors, Inc.        1,155,000
   58,900  Stanley Furniture Company,
             Inc.*                            1,170,637
   50,000  Winsloew Furniture, Inc.*            487,500
                                         --------------
                                              2,813,137
                                         --------------
HOME CONSTRUCTION -- 0.58%
   40,000  Palm Harbor Homes, Inc.*           1,120,000
                                         --------------
INSURANCE -- 0.63%
   20,000  Orion Capital Corp.                1,222,500
                                         --------------
INDUSTRIAL AND COMMERCIAL
SERVICES -- 3.61%
   44,200  Amerco, Inc.*                      1,547,000
   40,000  DT Industries, Inc.                1,400,000
   75,000  Mail Well, Inc.*                   1,228,125
  122,000  Shaw Group, Inc.*                  2,851,750
                                         --------------
                                              7,026,875
                                         --------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

-------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURED HOUSING -- 1.46%
  100,000  Coachmen Industries, Inc.     $    2,837,500
                                         --------------
NATURAL GAS -- 1.16%
  100,000  NUI Corp.                          2,262,500
                                         --------------
NONCLASSIFIABLE ESTABLISHMENT -- 1.17%
   65,000  Oppenheimer Capital LP             2,275,000
                                         --------------
OIL -- 4.10%
   84,400  Cliffs Drilling Co.*               5,338,300
  100,000  Comstock Resources, Inc.*          1,300,000
   45,200  Swift Energy Co.*                  1,350,350
                                         --------------
                                              7,988,650
                                         --------------
OIL & GAS EXPLORATION -- 7.64%
   50,000  American Oilfield Divers,
             Inc.*                              593,750
   20,000  Cooper Cameron Corp.*              1,530,000
   30,000  Flores & Rucks, Inc.*              1,597,500
  135,000  Marine Drilling Companies,
             Inc.*                            2,657,812
  100,000  Plains Resources, Inc.*            1,562,500
  110,000  Seacor Holdings, Inc.*             6,930,000
                                         --------------
                                             14,871,562
                                         --------------
PHARMACEUTICALS -- 7.23%
   50,400  Cardinal Health, Inc.              2,935,800
  100,000  Herbalife International,
             Inc.                             3,262,500
  124,875  Jones Medical Industries,
             Inc.                             4,573,547
   75,000  Medicis Pharmaceutical
             Corp.*                           3,300,000
                                         --------------
                                             14,071,847
                                         --------------
REAL ESTATE -- 0.86%
   68,000  Fairfield Communities, Inc.*       1,683,000
                                         --------------
RETAILERS -- 13.24%
  100,000  American Eagle Outfitters,
             Inc.*                              787,500
  292,500  Claires Stores, Inc.               3,802,500
  140,000  Eagle Hardware and Garden,
             Inc.*                            2,905,000
  100,000  Equity Marketing, Inc.*            1,850,000

-------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAILERS (CONTINUED)
  100,000  Finish Line, Inc.*            $    2,112,500
  100,000  Funco, Inc.*                         837,500
   60,000  Pacific Sunwear of
             California*                      1,545,000
  164,500  Paul Harris Stores, Inc.*          2,919,875
   93,000  Ross Stores, Inc.                  4,650,000
  104,000  Wet Seal, Inc.*                    2,223,000
  100,000  Tuesday Morning Corp.*             2,137,500
                                         --------------
                                             25,770,375
                                         --------------
SAVINGS AND LOANS -- 3.37%
  312,000  Imperial Credit Indusries,
             Inc.*                            6,552,000
                                         --------------
SEMICONDUCTORS AND RELATED -- 1.56%
  100,000  Chips and Technologies,
             Inc.*                            1,825,000
   25,000  Radisys Corp.*                     1,218,750
                                         --------------
                                              3,043,750
                                         --------------
STEEL -- 1.12%
   85,900  Olympic Steel, Inc.*               2,179,713
                                         --------------
TECHNICAL SERVICES -- 0.52%
   27,400  SBS Technologies, Inc.*            1,013,800
                                         --------------
TELECOMMUNICATIONS -- 4.20%
  120,600  ATC Communications, Inc.*          1,597,950
  216,000  Pairgain Technologies, Inc.*       6,574,500
                                         --------------
                                              8,172,450
                                         --------------
TEMPORARY STAFFING -- 4.56%
  152,500  AccuStaff, Inc.*                   3,221,562
  276,000  Employee Solutions, Inc.*          5,658,000
                                         --------------
                                              8,879,562
                                         --------------
VEHICLE PARTS AND EQUIPMENT -- 0.57%
   44,500  Arvin Industries, Inc.             1,101,375
                                         --------------
VITAMINS/HEALTH FOODS -- 1.40%
  100,000  Rexall Sundown, Inc.*              2,718,750
                                         --------------
TOTAL COMMON STOCKS -- 94.05%
 (COST $146,155,936)                        183,034,020
                                         --------------

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

-------------------------------------------------------
                                           MARKET VALUE
   SHARES                                      (NOTE 1)
-------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.95%
  With PaineWebber at 6.00%, dated
  12/31/96, due 1/2/97, collateralized
  by U.S. Treasury Bills, due 5/1/97
  (Cost $11,578,000)                     $   11,578,000
                                         --------------
TOTAL INVESTMENTS -- 100.00%
 (COST $157,733,936)                     $  194,612,020
                                         --------------
                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

ASSETS
  Securities at Value (Note 1, see portfolio for cost information)......................  $194,612,020
  Cash in Custodian Bank................................................................        18,324
  Receivable for Securities Sold........................................................       748,475
  Receivable for Shares Sold............................................................       157,806
  Dividends Receivable..................................................................        26,370
  Interest Receivable...................................................................         1,930
  Unamortized Organizational Costs (Note 1).............................................        18,118
                                                                                          ------------
    Total Assets........................................................................   195,583,043
                                                                                          ------------
LIABILITIES
  Payable for Securities Purchased......................................................     4,444,194
  Payable for Shares Redeemed...........................................................       738,267
  Investment Advisory Fee Payable (Note 2)..............................................       204,806
  Other Payables and Accrued Expenses...................................................        82,115
  Administrative Fee Payable (Note 2)...................................................        40,961
  Commissions Payable...................................................................        20,069
  Organizational Expenses Payable to Adviser (Note 1)...................................        18,118
                                                                                          ------------
    Total Liabilities...................................................................     5,548,530
                                                                                          ------------

NET ASSETS..............................................................................  $190,034,513
                                                                                          ------------
                                                                                          ------------
SHARES OUTSTANDING......................................................................    10,683,004
                                                                                          ------------
                                                                                          ------------
NET ASSET VALUE PER SHARE...............................................................        $17.79
                                                                                                ------
                                                                                                ------
MAXIMUM OFFERING PRICE PER SHARE (100/97.00 of $17.79)..................................        $18.34
                                                                                                ------
                                                                                                ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED
DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF OPERATIONS

INVESTMENT INCOME
  Interest (Note 1)......................................................................  $   603,796
  Dividends (Note 1).....................................................................      171,544
                                                                                           -----------
    Total Investment Income..............................................................      775,340
                                                                                           -----------
EXPENSES
  Investment Advisory Fee (Note 2).......................................................    2,323,690
  Administrative Fee (Note 2)............................................................      464,738
  Transfer Agent and Custodian Fee (Note 3)..............................................      330,390
  Registration Fees......................................................................      108,309
  Shareholder Reports and Notices........................................................       62,983
  Legal Fees.............................................................................       60,915
  Trustees' Fees and Expenses (Note 2)...................................................       51,381
  Audit Fees.............................................................................       19,600
  Organizational Expense (Note 1)........................................................        8,053
  Other Expenses.........................................................................       18,743
                                                                                           -----------
    Total Expenses.......................................................................    3,448,802
    Less Expenses Reimbursed by Investment Adviser (Note 2)..............................     (195,636)
                                                                                           -----------
      Net Expenses.......................................................................    3,253,166
                                                                                           -----------
NET INVESTMENT LOSS......................................................................   (2,477,826)
                                                                                           -----------
Net Realized Gain on Investment Transactions.............................................      463,797
Net Change in Unrealized Appreciation of Investments.....................................   18,466,247
                                                                                           -----------
NET GAIN ON INVESTMENTS..................................................................   18,930,044
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................  $16,452,218
                                                                                           -----------
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          ---------------------------
                                                                              1996           1995
                                                                          -------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................................................  $  (2,477,826) $   (610,524)
  Net Realized Gain on Investment Transactions..........................        463,797     1,524,157
  Net Change in Unrealized Appreciation of Investments..................     18,466,247    15,989,475
                                                                          -------------  ------------
    Net Increase in Net Assets Resulting from Operations................     16,452,218    16,903,108
                                                                          -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............................................             --            --
  From Net Realized Capital Gains.......................................             --    (2,499,314)
                                                                          -------------  ------------
    Total Distributions to Shareholders.................................             --    (2,499,314)
                                                                          -------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....................................    286,125,562   130,265,618
  Reinvestment of Distributions.........................................             --     2,355,336
  Cost of Shares Redeemed...............................................   (217,842,421)  (59,949,289)
                                                                          -------------  ------------
    Net Increase in Net Assets Resulting from Share Transactions........     68,283,141    72,671,665
                                                                          -------------  ------------
    TOTAL INCREASE IN NET ASSETS........................................     84,735,359    87,075,459
NET ASSETS -- Beginning of Year.........................................    105,299,154    18,223,695
                                                                          -------------  ------------
NET ASSETS -- End of Year...............................................  $ 190,034,513  $105,299,154
                                                                          -------------  ------------
                                                                          -------------  ------------

SHARES
  Sold..................................................................     16,325,181     9,128,613
  Issued in Reinvestment of Distributions...............................             --       152,845
  Redeemed..............................................................    (12,473,362)   (4,110,315)
                                                                          -------------  ------------
    Net Increase in Shares..............................................      3,851,819     5,171,143
                                                                          -------------  ------------
                                                                          -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEAR ENDED      FOR THE
                                                                      DECEMBER 31,      PERIOD ENDED
                                                                  --------------------  DECEMBER 31,
                                                                    1996       1995         1994*
                                                                  ---------  ---------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year............................  $   15.41  $   10.98    $   10.00
                                                                  ---------  ---------  -------------
Income from Investment Operations:
  Net Investment Loss...........................................      (0.23)     (0.16)       (0.08)
  Net Realized and Unrealized Gains on Securities...............       2.61       4.97         1.06
                                                                  ---------  ---------  -------------
    Total from Investment Operations............................       2.38       4.81         0.98
                                                                  ---------  ---------  -------------
Distributions to Shareholders:
  From Net Investment Income....................................         --         --           --
  From Net Realized Capital Gains...............................         --      (0.38)          --
                                                                  ---------  ---------  -------------
    Total Distributions to Shareholders.........................         --      (0.38)          --
                                                                  ---------  ---------  -------------
Net Increase in Net Asset Value.................................       2.38       4.43         0.98
                                                                  ---------  ---------  -------------
Net Asset Value -- End of Year..................................  $   17.79  $   15.41    $   10.98
                                                                  ---------  ---------  -------------
                                                                  ---------  ---------  -------------

TOTAL INVESTMENT RETURN(A)......................................      15.44%     43.80%        9.80%

RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...........................       1.75%      1.75%        1.68%(B)
Expenses Before Reimbursement (Note 2)..........................       1.86%      2.10%        4.52%(B)
Net Investment Loss.............................................      (1.33)%     (1.15)%       (0.81  )%(B)

SUPPLEMENTARY DATA:
Portfolio Turnover Rate.........................................      136.9%     169.6%       139.9%
Net Assets at End of Year (000's omitted).......................   $190,035   $105,299      $18,224
Number of Shares Outstanding at End of Year (000's omitted).....     10,683      6,831        1,660
Average Commission Rate Paid(C).................................    $0.0424
----------------

   (A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.
   (B) Annualized.
   (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   *FROM COMMENCEMENT OF OPERATIONS JANUARY 3, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

    Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Shares of the Fund are purchased at the public offering price which includes a maximum sales charge of up to 3.00% depending on the size of the purchase. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Board of Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 1996, unamortized organization costs were $18,118.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc., (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. The Adviser also receives a 0.25% annual fee in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. During the year ended December 31, 1996, the Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.

DECEMBER 31, 1996                NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Funds shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    For the year ended December 31, 1996, the Fund was advised that the Distributor received $924,050 from sales loads earned on sales of the Fund's capital stock.

    The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31, 1996 Trustees' fees and expenses totaled $51,381.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB, ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Securities Transactions

    For the year ended December 31, 1996, purchases of securities were $302,971,553 and sales of securities were $236,741,968. These totals exclude short-term securities.

5. Net Unrealized Appreciation/Depreciation of Investments

    As of December 31, 1996, net appreciation of investments for Federal income tax purposes was $36,878,084 of which $44,036,260 related to appreciated investments and $7,158,176 related to depreciated investments. At December 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $157,733,936.

6. Net Assets

    At December 31, 1996, net assets consisted of the following:

Paid-in-Capital.......................................................................  $155,066,631
Undistributed Net Investment Income...................................................            --
Accumulated Net Realized Loss on Investments..........................................    (1,910,202)
Net Unrealized Appreciation on Investments............................................    36,878,084
                                                                                        ------------
NET ASSETS............................................................................  $190,034,513
                                                                                        ------------
                                                                                        ------------

7. Federal Income Tax

    No provision is made for Federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

    Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of December 31, 1996, net investment losses of $2,477,826 were reclassified to paid-in-capital.

    At December 31, 1996, for Federal income tax purposes, the Fund had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

EXPIRES DECEMBER 31,
-------------------------------------------------------------------------------------------------
2004.............................................................................................  $   1,910,202
                                                                                                   -------------
                                                                                                   -------------

------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of the Navellier Series Fund:

We have audited the statement of assets and liabilities, of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund (the Fund) as of December 31, 1996, the related statement of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the two years in the period ended December 31, 1996 and the period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Navellier Small Cap Equity Portfolio of the Navellier Series Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the presented periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Washington, DC
January 31, 1997

                                                            [LOGO]

                                                           NAVELLIER
                                                          Series Fund

                                                         ANNUAL REPORT
                                                       December 31, 1996

                                 Navellier Offices:

                             One East Liberty Third Floor
                                  Reno, Nevada 89501
                                  800-887-8671 P.S.T.

                              Custodian & Transfer Agent:

                             Rushmore Trust and Savings, FSB
                                   4922 Fairmont Avenue
                                    Bethesda, MD 20814
                                    800-622-1386 E.S.T.